SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 31, 2006

BEAR STEARNS ASSET BACKED SECURITIES I LLC
(Exact name of registrant as specified in its charter)

Delaware	333-120916	30-0183252

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

383 Madison Avenue New York, New York		10l79

(Address of Principal Executive Offices)		(Zip Code)

Registrants telephone number, including area code, is (212) 272-2000

______________________________________________________________________________

Exhibit Index located on Page 2

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions .

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.     Other Events.

The original Form 8-K, filed on October 6, 2006, is hereby amended by this Form 8-K/A to amend the Bear Stearns ALT-A Trust, Mortgage Pass-Through Certificates, Series 2006-1, Amended and Restated Pooling and Servicing Agreement, dated as of October 6, 2006, among Bear Stearns Asset Backed Securities I LLC, as depositor, The Bank of New York as successor to JPMorgan Chase Bank, National Association, as trustee, Wells Fargo Bank, National Association, as master servicer and securities administrator, respectively, and EMC Mortgage Corporation, as sponsor and company.

Item 9.01.	Financial Statements, Pro Forma Financial Information and Exhibits.

	(a)	Not applicable

	(b)	Not applicable

	(c)	Exhibits (executed copies): The following execution copies of Exhibits to the Form S-3 Registration Statement of the Registrant are hereby filed:

Sequentially
Exhibit	Numbered
Number	Exhibit Page

Amendment No. 2007-1 to the Bear Stearns ALT-A Trust, Mortgage Pass-Through Certificates, Series 2006-1, Amended and Restated Pooling and Servicing Agreement, dated as of February 20, 2007 among Bear Stearns Asset Backed Securities I LLC, as depositor, The Bank of New York as successor to JPMorgan Chase Bank, National Association, as trustee, Wells Fargo Bank, National Association, as master servicer and securities administrator, respectively, and EMC Mortgage Corporation, as sponsor and company.

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

BEAR STEARNS ASSET BACKED SECURITIES I LLC

By: /s/ Baron Silverstein
Name: Baron Silverstein
Title: Senior Managing Director

Dated: February 20, 2007

[8-K – PSA]

EXHIBIT INDEX

Exhibit Number	Item 601 (a) of Regulation S-K Exhibit No.	Sequentially Numbered Description	Page

10.01	4	Amendment No. 2007-1 to the Amended and Restated Pooling and Servicing Agreement	6

EXHIBIT 10.01

AMENDMENT NO. 2007-1 TO

AMENDED AND RESTATED POOLING AND SERVICING AGREEMENT

among

BEAR STEARNS ASSET BACKED SECURITIES I LLC,

DEPOSITOR

BANK OF NEW YORK AS SUCCESSOR TO

JPMORGAN CHASE BANK, NATIONAL ASSOCIATION,

TRUSTEE

WELLS FARGO BANK, NATIONAL ASSOCIATION,

MASTER SERVICER AND SECURITIES ADMINISTRATOR

and

EMC MORTGAGE CORPORATION

SPONSOR AND COMPANY

BEAR STEARNS ASSET BACKED SECURITIES I LLC,

Bear Stearns ALT-A Trust, Mortgage Pass-Through Certificates, Series 2006-1

Dated as of February 20, 2007

This AMENDMENT NO. 2007-1 is made and entered into as of this 20th day of February 2007 to that certain Amended and Restated Pooling and Servicing Agreement (the “Agreement”), by and among Bear Stearns Asset Backed Securities I LLC, as depositor, Bank of New York as successor to JPMorgan Chase Bank, National Association, as trustee, Wells Fargo Bank, National Association, as master servicer and securities administrator, respectively, and EMC Mortgage Corporation, as sponsor and company, respectively.

SECTION 1. DEFINED TERMS. Unless otherwise amended by the terms of this Amendment No. 2007-1, terms used in this Amendment No. 2007-1 shall have the meanings assigned in the Agreement.

SECTION 2. AMENDMENT TO AGREEMENT. Pursuant to Section 11.02(b) of the Agreement, the Agreement is hereby amended effective as of the date of the Agreement as follows:

2.1          Section 5.01(g) of the Agreement is hereby deleted and replaced in its entirety with the following (emphasis added to revisions):

"(g)

Each Class of Book-Entry Certificates will be registered as a single Certificate of such Class held by a nominee of the Depository or the DTC Custodian, and beneficial interests will be held by investors through the book-entry facilities of the Depository in minimum denominations of (i) in the case of the Senior Certificates (other than the Class II-1A-1 Certificates and the Class II-2A-1 Certificates), $100,000 and in each case increments of $1.00 in excess thereof, (ii) in the case of the Class II-1A-1 Certificates, $10,000 and increments of $1.00 in excess thereof, (iii) in the case of the Class II-2A-1 Certificates, $25,000 and in each case increments of $1.00 in excess thereof, and (i~~ii~~v) in the case of the Offered Subordinate Certificates, $100,000 and increments of $1.00 in excess thereof, except that one Certificate of each such Class may be issued in a different amount so that the sum of the denominations of all outstanding Certificates of such Class shall equal the Certificate Principal Balance of such Class on the Closing Date. On the Closing Date, the Securities Administrator shall execute and countersign Physical Certificates all in an aggregate principal amount that shall equal the Certificate Principal Balance of such Class on the Closing Date. The Group II Non-offered Subordinate Certificates shall be issued in certificated fully-registered form in minimum dollar denominations of $100,000 and integral multiples of $1.00 in excess thereof, except that one Group II Non-offered Subordinate Certificate of each Class may be issued in a different amount so that the sum of the denominations of all outstanding Private Certificates of such Class shall equal the Certificate Principal Balance of such Class on the Closing Date. The Residual Certificates shall each be issued in certificated fully-registered form with no denomination. Each Class of Global Certificates, if any, shall be issued in fully registered form in minimum dollar denominations of $100,000 and integral multiples of $1.00 in excess thereof, except that one Certificate of each Class may be in a different denomination so that the sum of the denominations of all outstanding Certificates of such Class shall equal the Certificate Principal Balance of such Class on the Closing Date. On the Closing Date, the Securities Administrator shall execute and countersign (i) in the case of each Class of Offered Certificates, the Certificate in the entire Certificate Principal Balance of the respective Class and (ii) in the case of each Class of Private Certificates, Individual Certificates all in an aggregate principal amount that shall equal the Certificate Principal Balance of each such respective Class on the Closing Date. The Certificates referred to in clause (i) and if at any time there are to be Global Certificates, the Global Certificates shall be delivered by the Depositor to the Depository or pursuant to the Depository’s instructions, shall be delivered by the Depositor on behalf of the Depository to and deposited with the DTC Custodian. The Securities Administrator shall sign the Certificates by facsimile or manual signature and countersign them by manual signature on behalf of the Securities Administrator by one or more authorized signatories, each of whom shall be Responsible Officers of the Securities Administrator or its agent. A Certificate bearing the manual and facsimile signatures of individuals who were the authorized signatories of the Securities Administrator or its agent at the time of issuance shall bind the Securities Administrator, notwithstanding that such individuals or any of them have ceased to hold such positions prior to the delivery of such Certificate."

SECTION 3. EFFECTIVENESS OF AGREEMENT. except as expressly amended by the terms of this amendment, all terms and conditions of the Agreement, as amended, shall remain in full force and effect.

SECTION 4. EXECUTION IN COUNTERPARTS. This Amendment No. 2007-1 may be executed by the parties hereto in several counterparts, each of which shall be executed by the parties hereto and be deemed an original and all of which shall constitute together by one and the same Agreement.

SECTION 5. GOVERNING LAW. This Agreement shall be construed in accordance with the laws of the State of New York, without reference to conflict of law principles, and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with the laws of the State of New York.

2

IN WITNESS WHEREOF, the parties have caused this Amendment No. 2007-1 to the Agreement to be executed by their respective officers thereunto duly authorized as of the day and year first above written.

BEAR STEARNS ASSET BACKED
SECURITIES I LLC, as Depositor

By: /s/ Baron Silverstein
Name: Baron Silverstein
Title: Senior Managing Director

THE BANK OF NEW YORK AS SUCCESSOR TO JPMORGAN CHASE BANK, NATIONAL ASSOCIATION, as Trustee

By: /s/ Mirela Cabej
Name: Mirela Cabej
Title: Assistant Treasurer

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Master Servicer and Securities Administrator

By: /s/ Stacey Taylor
Name: Stacey Taylor
Title: Vice President

EMC MORTGAGE CORPORATION, as Sponsor and Company

By: /s/ Debbie Pratt
Name: Debbie Pratt
Title: Senior Vice President

ACKNOWLEDGMENT AND CONSENT

This Acknowledgment and Consent will be sent to all Class II-2A-1 Certificateholders (Certificateholder recorded in the Certificate Register) and, to the extent known to the Trustee, to the beneficial owners. Therefore, it is requested that beneficial owners coordinate the return of the signed Acknowledgement and Consent to the Trustee with their custodian bank (the registered Certificateholder).

This is to certify that the Person identified below is the registered Certificateholder of the aggregate principal amount of the Class II-2A-1 Certificates specified below:

IN ADDITION TO SIGNING AND COMPLETING THIS CONSENT, PLEASE CLEARLY INSERT THE AGGREGATE PRINCIPAL AMOUNT OF THE CLASS II-2A-1 CERTIFICATES THAT YOU HOLD.

Class II-2A-1 Certificates	Amount
U.S.$110,786,000 Certificates due February 25, 2036	$[________]
(CUSIP 07386H C2 5 )

/s/ Baron Silverstein
Name of Registered Certificateholder (if different from beneficial owner, e.g., Nominee Name)

___________________________________
Name of beneficial owner

___________________________________
___________________________________
Address of beneficial owner

Tel. No.:____________________________

Email Address:_______________________

The above-referenced Certificateholder, in connection with the request for written direction to consent to the Amendment No. 2007-1 dated as of February 20, 2007 attached hereto (the “Amendment”), hereby acknowledges and [please check one]:

_____ consents to the Amendment

_____ does not consent to the Amendment

/s/ Baron Silverstein
Signature of beneficial owner or Registered Certificateholder

___________________________________
Signature of beneficial owner or Registered Certificateholder

[MEDALLION SIGNATURE GUARANTY]	[NOTARIZATION]

For U.S. Investors only and in case of Registered Certificateholder signature (other proof may be required for beneficial owners)	For Non-U.S. Investors

PLEASE RETURN THIS FORM BY MAIL AND FACSIMILE TRANSMISSION TO BANK OF NEW YORK AS SUCCESSOR TO JPMORGAN CHASE BANK, NATIONAL ASSOCIATION

4 New York Plaza, 6th Floor, New York, New York 10004

Attention: Worldwide Securities Services—Structured Finance Services, Bear Stearns ALT-A Trust 2006-1

Name of Custodian holding Certificates on your behalf:
Name of Institution:
Name of Institution Contact:
Contact Telephone No:
Contact Fax No:

STATE OF NEW YORK	)
) ss.:
COUNTY OF NEW YORK	)

On the 20 day of February, 2007 before me, a notary public in and for said State, personally appeared Baron Silverstein, known to me to be a Senior Managing Director of Bear Stearns Asset Backed Securities I LLC, the corporation that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

/s/ Michelle Sterling

Notary Public

[Notarial Seal]

STATE OF NEW YORK	)
) ss.:
COUNTY OF NEW YORK	)

On the 20 day of February 2007, before me, a notary public in and for said State, personally appeared Mirela Cabej, known to me to be an Assistant Treasurer of The Bank of New York, the entity that executed the within instrument, and also known to me to be the person who executed it on behalf of said entity, and acknowledged to me that such entity executed the within instrument.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

/s/ Rosita Walters

Notary Public

[Notarial Seal]

STATE OF MARYLAND	)
) ss.:
COUNTY OF HOWARD	)

On the 20 day of February, 2007, before me, a notary public in and for said State, personally appeared Stacey M. Taylor, known to me to be a Vice President of Wells Fargo Bank, National Association, the entity that executed the within instrument, and also known to me to be the person who executed it on behalf of said entity, and acknowledged to me that such entity executed the within instrument.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

/s/ Jennifer Richardson

Notary Public

[Notarial Seal]

STATE OF TEXAS	)
) ss.:
COUNTY OF DALLAS	)

On the 20 day of February, 2007, before me, a notary public in and for said State, personally appeared Debbie Pratt, known to me to be a Senior Vice President of EMC Mortgage Corporation, the corporation that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

/s/ Alfie D. Kearney

Notary Public

[Notarial Seal]